CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-5

DERIVED INFORMATION  [06/16/05]

[$354,375,000]

Loan Group 1 Senior Bonds Offered

(Approximate)

[$1,000,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-5

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”).

The Information contained herein is preliminary and subject to change.   The Information does not include all of the information required to be included in the final prospectus relating to the certificates.  As such, the Information may not reflect the impact of all structural characteristics of the certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information.  Such documents may be obtained without charge at the Commission’s website.  Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission.  Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission’s website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 7/01/05 cutoff date.  Approximately 24.8% of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	7,680
Total Outstanding Loan Balance	$997,551,488*	Min	Max
Average Loan Current Balance	$129,890	$6,372	$944,333
Weighted Average Original LTV	82.8%**
Weighted Average Coupon	7.36%	4.75%	15.25%
Arm Weighted Average Coupon	7.14%
Fixed Weighted Average Coupon	8.57%
Weighted Average Margin	5.90%	2.25%	9.79%
Weighted Average FICO (Non-Zero)	626
Weighted Average Age (Months)	3
% First Liens	96.5%
% Second Liens	3.5%
% Arms	85.1%
% Fixed	14.9%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$1,000,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.75 - 5.00	16	4,234,918	0.4	4.94	85.0	642
5.01 - 5.50	92	18,371,215	1.8	5.36	79.6	662
5.51 - 6.00	422	88,302,945	8.9	5.85	78.8	656
6.01 - 6.50	825	155,899,940	15.6	6.30	79.7	649
6.51 - 7.00	1,214	217,242,833	21.8	6.78	80.7	639
7.01 - 7.50	914	143,063,132	14.3	7.29	82.7	624
7.51 - 8.00	1,021	133,181,318	13.4	7.77	83.8	609
8.01 - 8.50	710	80,382,974	8.1	8.29	86.7	602
8.51 - 9.00	648	64,093,117	6.4	8.77	87.0	587
9.01 - 9.50	371	29,060,012	2.9	9.27	87.6	597
9.51 - 10.00	615	27,635,994	2.8	9.83	91.2	598
10.01 - 10.50	181	9,705,741	1.0	10.30	90.1	608
10.51 - 11.00	297	12,846,855	1.3	10.82	93.1	613
11.01 - 11.50	165	6,600,903	0.7	11.26	93.1	612
11.51 - 12.00	96	3,004,187	0.3	11.74	90.4	592
12.01 - 12.50	40	1,529,322	0.2	12.31	84.5	582
12.51 - 13.00	25	1,131,518	0.1	12.73	81.0	555
13.01 - 13.50	13	572,928	0.1	13.35	75.9	555
13.51 - 14.00	11	416,737	0.0	13.78	74.9	543
14.01 - 14.50	3	217,181	0.0	14.25	75.8	539
15.01 - 15.25	1	57,720	0.0	15.25	65.0	549
Total:	7,680	997,551,488	100.0	7.36	82.8	626

    *     Note, for second liens, CLTV is employed in this calculation

Current Rate		Total	%		WA
ARM	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
4.75 - 5.00	16	4,234,918	0.5	4.94	85.0	642
5.01 - 5.50	91	18,237,514	2.1	5.36	79.5	662
5.51 - 6.00	410	85,054,941	10.0	5.84	79.2	656
6.01 - 6.50	782	149,402,599	17.6	6.30	80.0	650
6.51 - 7.00	1,077	198,160,367	23.3	6.78	80.8	639
7.01 - 7.50	748	123,766,449	14.6	7.29	82.8	623
7.51 - 8.00	800	111,264,973	13.1	7.77	84.2	608
8.01 - 8.50	542	66,680,038	7.9	8.28	87.4	602
8.51 - 9.00	462	52,190,072	6.1	8.77	87.5	586
9.01 - 9.50	249	21,838,254	2.6	9.26	88.3	598
9.51 - 10.00	132	11,302,326	1.3	9.75	87.6	586
10.01 - 10.50	38	2,876,296	0.3	10.24	83.4	558
10.51 - 11.00	19	1,099,398	0.1	10.72	80.9	561
11.01 - 11.50	14	1,333,692	0.2	11.27	81.0	578
11.51 - 12.00	8	568,593	0.1	11.76	84.0	611
12.01 - 12.50	8	480,203	0.1	12.32	73.9	550
12.51 - 13.00	4	313,938	0.0	12.75	64.5	557
13.01 - 13.50	2	154,904	0.0	13.23	73.2	541
13.51 - 14.00	2	105,060	0.0	13.79	71.8	525
14.01 - 14.13	1	72,247	0.0	14.13	65.0	560
Total:	5,405	849,136,781	100.0	7.14	82.4	628

    *     Note, for second liens, CLTV is employed in this calculation

Current Rate		Total	%		WA
Fixed	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
5.40 - 5.50	1	133,700	0.1	5.40	81.6	664
5.51 - 6.00	12	3,248,004	2.2	5.89	69.7	641
6.01 - 6.50	43	6,497,340	4.4	6.33	72.7	638
6.51 - 7.00	137	19,082,467	12.9	6.84	79.6	636
7.01 - 7.50	166	19,296,683	13.0	7.28	81.9	628
7.51 - 8.00	221	21,916,344	14.8	7.78	82.0	615
8.01 - 8.50	168	13,702,936	9.2	8.31	83.3	602
8.51 - 9.00	186	11,903,044	8.0	8.79	84.8	592
9.01 - 9.50	122	7,221,759	4.9	9.30	85.5	594
9.51 - 10.00	483	16,333,668	11.0	9.89	93.7	606
10.01 - 10.50	143	6,829,445	4.6	10.32	92.9	629
10.51 - 11.00	278	11,747,457	7.9	10.83	94.2	617
11.01 - 11.50	151	5,267,212	3.5	11.26	96.2	620
11.51 - 12.00	88	2,435,593	1.6	11.73	91.9	588
12.01 - 12.50	32	1,049,119	0.7	12.30	89.3	596
12.51 - 13.00	21	817,581	0.6	12.72	87.3	554
13.01 - 13.50	11	418,024	0.3	13.40	76.8	560
13.51 - 14.00	9	311,677	0.2	13.78	75.9	550
14.01 - 14.50	2	144,934	0.1	14.31	81.2	528
15.01 - 15.25	1	57,720	0.0	15.25	65.0	549
Total:	2,275	148,414,707	100.0	8.57	85.0	616

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	10	1,154,336	0.1	8.90	85.3	0
451 – 475	5	356,831	0.0	9.60	86.3	467
476 – 500	19	1,108,097	0.1	10.50	82.3	493
501 – 525	204	19,010,650	1.9	9.06	75.4	516
526 – 550	461	49,396,208	5.0	8.38	77.1	540
551 – 575	657	80,965,714	8.1	8.01	81.2	565
576 – 600	1,427	156,558,484	15.7	7.69	84.2	589
601 – 625	1,773	200,419,687	20.1	7.37	84.0	613
626 – 650	1,431	194,392,968	19.5	7.10	83.5	638
651 – 675	883	141,881,166	14.2	6.95	83.1	662
676 – 700	388	73,145,813	7.3	6.75	82.1	686
701 – 725	201	39,298,683	3.9	6.82	81.9	712
726 – 750	115	21,306,842	2.1	6.80	82.6	737
751 – 775	71	11,170,442	1.1	6.68	83.5	763
776 – 800	31	6,762,043	0.7	6.68	84.1	788
801 – 810	4	623,524	0.1	6.42	80.8	807
Total:	7,680	997,551,488	100.0	7.36	82.8	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance ($)	Loans	Balance	Balance	%	%	FICO
6,372.16 - 25,000.00	542	9,607,213	1.0	10.53	97.6	607
25,000.01 - 50,000.00	825	32,049,639	3.2	9.65	87.4	605
50,000.01 - 75,000.00	1,454	85,929,808	8.6	8.54	85.3	603
75,000.01 - 100,000.00	906	80,005,105	8.0	7.67	82.7	613
100,000.01 - 125,000.00	869	97,795,524	9.8	7.43	83.9	619
125,000.01 - 150,000.00	668	91,785,847	9.2	7.28	82.9	621
150,000.01 - 175,000.00	544	88,058,613	8.8	7.22	83.1	628
175,000.01 - 200,000.00	451	84,507,618	8.5	7.07	81.8	628
200,000.01 - 225,000.00	314	66,836,393	6.7	6.95	82.0	628
225,000.01 - 250,000.00	229	54,589,738	5.5	6.95	80.7	630
250,000.01 - 275,000.00	184	48,092,753	4.8	6.98	82.4	636
275,000.01 - 300,000.00	157	44,989,073	4.5	6.94	82.4	642
300,000.01 - 325,000.00	122	38,272,745	3.8	6.69	81.3	643
325,000.01 - 350,000.00	102	34,470,307	3.5	6.92	82.3	631
350,000.01 - 375,000.00	68	24,629,336	2.5	6.76	82.9	644
375,000.01 - 400,000.00	54	20,945,339	2.1	6.97	81.6	636
400,000.01 - 425,000.00	38	15,654,705	1.6	6.57	80.3	655
425,000.01 - 450,000.00	27	11,847,777	1.2	7.03	84.6	645
450,000.01 - 475,000.00	28	12,986,430	1.3	6.87	79.6	642
475,000.01 - 500,000.00	35	17,152,746	1.7	6.82	80.2	639
500,000.01 - 525,000.00	12	6,112,352	0.6	6.98	83.7	636
525,000.01 - 550,000.00	12	6,448,315	0.6	6.57	79.4	666
550,000.01 - 575,000.00	7	3,930,628	0.4	7.13	81.4	630
575,000.01 - 600,000.00	8	4,709,298	0.5	6.79	84.0	675
600,000.01 - 625,000.00	6	3,650,830	0.4	7.58	81.7	640
625,000.01 - 650,000.00	10	6,420,577	0.6	6.81	79.6	649
675,000.01 - 700,000.00	1	685,000	0.1	6.60	72.9	674
700,000.01 - 725,000.00	3	2,144,680	0.2	7.59	74.7	642
725,000.01 - 750,000.00	2	1,498,767	0.2	7.25	73.4	603
750,000.01 - 944,333.03	2	1,744,333	0.2	7.20	63.4	681
Total:	7,680	997,551,488	100.0	7.36	82.8	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
14.12 - 50.00	110	10,172,148	1.0	7.47	39.9	591
50.01 - 55.00	54	6,092,308	0.6	7.07	53.2	606
55.01 - 60.00	81	12,228,641	1.2	7.32	57.8	594
60.01 - 65.00	96	13,683,453	1.4	7.51	63.3	588
65.01 - 70.00	188	28,392,641	2.8	7.34	68.6	607
70.01 - 75.00	299	42,474,471	4.3	7.49	73.9	597
75.01 - 80.00	2,830	465,073,703	46.6	6.79	79.8	641
80.01 - 85.00	822	109,981,611	11.0	7.61	84.4	598
85.01 - 90.00	1,382	174,983,627	17.5	7.64	89.6	619
90.01 - 95.00	421	57,130,020	5.7	7.97	94.7	628
95.01 - 100.00	1,397	77,338,864	7.8	9.20	99.9	635
Total:	7,680	997,551,488	100.0	7.36	82.8	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	2,010	204,320,638	20.5	7.79	84.0	624
0.50	3	234,310	0.0	7.40	72.1	573
1.00	215	35,917,160	3.6	7.29	80.8	633
2.00	3,950	586,088,737	58.8	7.19	82.7	627
2.50	2	715,350	0.1	7.41	71.0	597
3.00	1,424	162,862,387	16.3	7.36	82.5	626
5.00	76	7,412,907	0.7	9.17	76.8	597
Total:	7,680	997,551,488	100.0	7.36	82.8	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	5,128	598,960,515	60.0	7.28	83.6	617
Reduced	1,360	193,678,274	19.4	7.48	82.8	647
No Income/ No Asset	49	6,635,811	0.7	9.40	73.1	648
Stated Income / Stated Assets	1,143	198,276,888	19.9	7.40	80.8	635
Total:	7,680	997,551,488	100.0	7.36	82.8	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	6,882	928,374,378	93.1	7.30	82.7	626
Second Home	36	6,065,896	0.6	7.95	87.8	662
Investor	762	63,111,213	6.3	8.14	83.7	634
Total:	7,680	997,551,488	100.0	7.36	82.8	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	717	200,673,176	20.1	6.72	79.5	643
Florida	870	122,287,732	12.3	7.52	83.4	633
Texas	778	67,751,813	6.8	7.96	84.2	612
Arizona	281	40,769,594	4.1	7.02	82.5	627
Ohio	434	38,282,092	3.8	7.65	85.9	612
Virginia	215	32,453,470	3.3	7.31	82.4	620
Michigan	394	32,453,325	3.3	7.90	85.3	610
Washington	184	30,535,186	3.1	7.01	83.2	639
Nevada	143	30,164,853	3.0	7.05	80.8	641
New Jersey	136	29,699,604	3.0	7.32	80.8	621
Georgia	278	29,525,136	3.0	7.52	84.7	617
Pennsylvania	276	26,604,472	2.7	7.84	84.0	609
New York	149	25,954,842	2.6	7.60	81.2	630
Maryland	137	24,254,274	2.4	6.98	81.9	614
Illinois	184	24,067,538	2.4	7.31	83.2	634
Other	2,504	242,074,379	24.3	7.60	84.5	619
Total:	7,680	997,551,488	100.0	7.36	82.8	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	4,131	497,371,840	49.9	7.38	84.2	640
Refinance - Rate Term	496	66,351,840	6.7	7.28	82.6	622
Refinance - Cashout	3,053	433,827,808	43.5	7.34	81.3	611
Total:	7,680	997,551,488	100.0	7.36	82.8	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	4,912	779,098,540	78.1	7.15	82.5	627
Arm 3/27	443	59,932,728	6.0	7.15	82.3	636
Arm 5/25	47	9,455,753	0.9	6.82	78.1	657
Arm 6 Month	3	649,760	0.1	6.57	72.4	628
Fixed Rate – Balloon 15 /30	660	26,817,552	2.7	10.58	96.5	624
Fixed Rate	1,615	121,597,154	12.2	8.12	82.5	614
Total:	7,680	997,551,488	100.0	7.36	82.8	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Lien Position	Loans	Balance	Balance	%	%	FICO
1st Lien	6,582	962,234,383	96.5	7.24	82.3	626
2nd Lien	1,098	35,317,105	3.5	10.53	98.3	628
Total:	7,680	997,551,488	100.0	7.36	82.8	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	6,407	792,148,461	79.4	7.39	83.0	623
Condo	307	42,901,437	4.3	7.08	81.3	651
2 Family	256	39,669,807	4.0	7.51	81.3	643
3-4 Family	70	13,570,829	1.4	7.34	80.7	639
Co-op	27	1,451,329	0.1	8.53	87.0	604
PUD	612	107,722,218	10.8	7.12	82.6	637
Manufactured Housing	1	87,407	0.0	8.99	71.5	637
Total:	7,680	997,551,488	100.0	7.36	82.8	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	63	9,259,091	1.1	6.48	80.2	660
4.01 - 4.50	181	33,821,145	4.0	6.05	79.5	656
4.51 - 5.00	563	107,491,507	12.7	6.25	79.9	650
5.01 - 5.50	915	158,731,367	18.7	6.63	81.0	644
5.51 - 6.00	1,522	216,133,100	25.5	7.09	82.3	632
6.01 - 6.50	707	118,153,446	13.9	7.40	83.0	617
6.51 - 7.00	778	127,711,835	15.0	7.83	84.4	607
7.01 - 7.50	296	37,016,503	4.4	8.30	85.8	594
7.51 - 8.00	220	25,989,834	3.1	8.65	86.9	592
8.01 - 8.50	110	10,610,847	1.2	9.07	89.2	587
8.51 - 9.00	36	3,108,641	0.4	9.75	87.7	592
9.01 - 9.50	10	702,530	0.1	9.76	87.3	579
9.51 - 9.79	4	406,936	0.0	9.86	88.3	557
Total:	5,405	849,136,781	100.0	7.14	82.4	628

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	24	2,656,543	0.3	10.08	78.1	583
4 - 6	43	5,264,277	0.6	9.16	76.2	592
7 - 9	8	900,308	0.1	8.56	77.8	600
10 - 12	3	334,506	0.0	6.99	85.6	623
13 - 15	13	1,692,832	0.2	8.43	83.8	615
16 - 18	27	5,799,184	0.7	7.29	79.3	592
19 - 21	1,229	186,947,890	22.0	6.92	81.5	625
22 - 24	3,599	578,577,741	68.1	7.20	82.9	629
25 - 27	1	165,259	0.0	7.63	90.0	643
28 - 30	13	2,274,189	0.3	7.30	72.4	611
31 - 33	117	16,375,339	1.9	6.68	81.6	641
34 - 36	281	38,692,960	4.6	7.10	83.3	639
37 - 59	47	9,455,753	1.1	6.82	78.1	657
Total:	5,405	849,136,781	100.0	7.14	82.4	628

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Max Rate (%)	Loans	Balance	Balance	%	%	FICO
10.50 - 12.00	575	117,707,351	13.9	5.90	79.3	654
12.01 - 12.50	666	128,119,897	15.1	6.35	80.2	648
12.51 - 13.00	829	146,193,067	17.2	6.76	81.1	637
13.01 - 13.50	607	101,450,945	11.9	7.12	82.8	628
13.51 - 14.00	794	126,093,069	14.8	7.33	82.9	622
14.01 - 14.50	626	81,127,577	9.6	7.84	85.2	613
14.51 - 15.00	582	71,681,744	8.4	8.23	85.5	600
15.01 - 15.50	322	34,284,564	4.0	8.72	87.8	595
15.51 - 16.00	223	25,027,155	2.9	9.05	86.8	589
16.01 - 16.50	71	6,210,930	0.7	9.49	85.8	597
16.51 - 17.00	45	4,876,850	0.6	9.89	87.7	591
17.01 - 17.50	23	2,275,559	0.3	10.73	81.4	564
17.51 - 18.00	12	792,168	0.1	11.29	81.6	584
18.01 - 21.60	30	3,295,904	0.4	9.61	76.5	614
Total:	5,405	849,136,781	100.0	7.14	82.4	628

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Min Rate (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.50	59	10,647,855	1.3	5.92	77.8	662
4.51 - 5.50	369	70,470,123	8.3	6.15	79.6	648
5.51 - 6.00	496	94,047,132	11.1	6.09	80.0	652
6.01 - 6.50	820	144,995,314	17.1	6.51	80.8	643
6.51 - 7.00	1,053	186,596,267	22.0	6.90	81.6	635
7.01 - 7.50	692	112,757,382	13.3	7.37	83.0	621
7.51 - 8.00	669	92,924,107	10.9	7.82	84.1	609
8.01 - 8.50	447	55,823,447	6.6	8.32	87.3	601
8.51 - 9.00	387	46,065,255	5.4	8.77	87.2	588
9.01 - 9.50	196	17,210,857	2.0	9.27	88.9	598
9.51 - 10.00	123	10,779,181	1.3	9.73	88.2	588
10.01 - 10.50	37	2,796,328	0.3	10.24	83.5	559
10.51 - 11.00	19	1,099,398	0.1	10.72	80.9	561
11.01 - 11.50	14	1,333,692	0.2	11.27	81.0	578
11.51 - 12.00	7	464,093	0.1	11.77	81.6	592
12.01 - 12.50	8	480,203	0.1	12.32	73.9	550
12.51 - 14.13	9	646,148	0.1	13.19	67.8	549
Total:	5,405	849,136,781	100.0	7.14	82.4	628

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	5	1,095,585	0.1	6.69	74.5	627
1.50	220	45,667,278	5.4	7.06	81.5	628
2.00	516	39,453,836	4.6	7.82	85.2	623
3.00	4,659	762,020,665	89.7	7.12	82.4	629
5.00	4	751,866	0.1	6.94	81.6	681
6.00	1	147,552	0.0	5.95	80.0	630
Total:	5,405	849,136,781	100.0	7.14	82.4	628

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Periodic Rate Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	4,590	717,492,939	84.5	7.10	82.4	630
1.50	815	131,643,842	15.5	7.36	82.9	618
Total:	5,405	849,136,781	100.0	7.14	82.4	628

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	6,589	749,971,078	75.2	7.58	83.4	616
24	83	21,420,618	2.1	6.65	80.0	677
36	6	1,459,234	0.1	6.85	79.9	702
60	976	219,133,350	22.0	6.69	81.5	657
84	20	4,528,978	0.5	6.62	74.2	666
120	6	1,038,229	0.1	6.77	74.3	665
Total:	7,680	997,551,488	100.0	7.36	82.8	626

    *     Note, for second liens, CLTV is employed in this calculation

Statistical Collateral Summary – Group 1

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 7/01/05 cutoff date.  Approximately 20.2% of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	3,882
Total Outstanding Loan Balance	$441,871,836*	Min	Max
Average Loan Current Balance	$113,826	$8,212	$480,000
Weighted Average Original LTV	83.0%**
Weighted Average Coupon	7.32%	4.75%	14.29%
Arm Weighted Average Coupon	7.11%
Fixed Weighted Average Coupon	8.47%
Weighted Average Margin	5.94%	2.25%	9.79%
Weighted Average FICO (Non-Zero)	626
Weighted Average Age (Months)	3
% First Liens	96.8%
% Second Liens	3.2%
% Arms	84.8%
% Fixed	15.2%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$442,968,750]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.75 - 5.00	9	1,992,633	0.5	4.93	85.8	639
5.01 - 5.50	42	6,580,432	1.5	5.40	79.6	671
5.51 - 6.00	198	34,933,651	7.9	5.86	78.0	650
6.01 - 6.50	504	73,464,324	16.6	6.31	79.6	638
6.51 - 7.00	773	110,377,316	25.0	6.78	81.0	627
7.01 - 7.50	542	71,916,182	16.3	7.28	83.0	622
7.51 - 8.00	419	48,646,302	11.0	7.79	85.3	622
8.01 - 8.50	294	30,345,844	6.9	8.30	88.1	620
8.51 - 9.00	265	23,818,851	5.4	8.78	86.3	596
9.01 - 9.50	166	12,436,546	2.8	9.28	89.5	609
9.51 - 10.00	179	9,172,443	2.1	9.81	90.0	605
10.01 - 10.50	102	4,493,468	1.0	10.30	94.0	613
10.51 - 11.00	152	5,560,499	1.3	10.79	92.2	617
11.01 - 11.50	94	3,238,960	0.7	11.27	96.0	633
11.51 - 12.00	79	2,409,696	0.5	11.73	92.5	598
12.01 - 12.50	28	927,345	0.2	12.31	90.4	587
12.51 - 13.00	17	649,301	0.1	12.76	76.7	542
13.01 - 13.50	10	471,930	0.1	13.35	83.0	558
13.51 - 14.00	8	328,162	0.1	13.78	79.9	544
14.01 - 14.29	1	107,950	0.0	14.29	85.0	524
Total:	3,882	441,871,836	100.0	7.32	83.0	626

    *     Note, for second liens, CLTV is employed in this calculation.

Current Rate		Total	%		WA
ARM	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
4.75 - 5.00	9	1,992,633	0.5	4.93	85.8	639
5.01 - 5.50	42	6,580,432	1.8	5.40	79.6	671
5.51 - 6.00	193	33,451,331	8.9	5.86	78.1	649
6.01 - 6.50	473	68,847,840	18.4	6.31	80.0	638
6.51 - 7.00	683	99,096,039	26.5	6.78	81.1	626
7.01 - 7.50	454	61,531,062	16.4	7.28	83.0	620
7.51 - 8.00	342	40,864,046	10.9	7.79	85.1	620
8.01 - 8.50	237	25,260,910	6.7	8.29	88.6	620
8.51 - 9.00	204	19,349,375	5.2	8.78	86.6	597
9.01 - 9.50	137	10,834,359	2.9	9.29	89.9	612
9.51 - 10.00	61	4,201,008	1.1	9.74	88.4	598
10.01 - 10.50	14	870,755	0.2	10.20	89.7	585
10.51 - 11.00	3	161,872	0.0	10.55	90.0	635
11.01 - 11.50	7	495,264	0.1	11.30	81.7	620
11.51 - 12.00	6	442,021	0.1	11.75	86.6	620
12.01 - 12.50	3	195,387	0.1	12.33	80.0	550
12.51 - 13.00	3	248,843	0.1	12.72	63.0	556
13.01 - 13.50	2	154,904	0.0	13.23	73.2	541
13.51 - 13.70	1	71,423	0.0	13.70	75.0	526
Total:	2,874	374,649,505	100.0	7.11	82.5	627

    *     Note, for second liens, CLTV is employed in this calculation.

Current Rate		Total	%		WA
Fixed	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
5.80 - 6.00	5	1,482,320	2.2	5.87	75.2	652
6.01 - 6.50	31	4,616,484	6.9	6.33	73.6	640
6.51 - 7.00	90	11,281,278	16.8	6.83	79.7	634
7.01 - 7.50	88	10,385,120	15.4	7.28	82.7	635
7.51 - 8.00	77	7,782,256	11.6	7.78	86.7	633
8.01 - 8.50	57	5,084,934	7.6	8.33	85.7	618
8.51 - 9.00	61	4,469,476	6.6	8.78	85.3	594
9.01 - 9.50	29	1,602,187	2.4	9.21	86.4	588
9.51 - 10.00	118	4,971,434	7.4	9.87	91.4	612
10.01 - 10.50	88	3,622,713	5.4	10.32	95.1	619
10.51 - 11.00	149	5,398,627	8.0	10.80	92.3	617
11.01 - 11.50	87	2,743,696	4.1	11.26	98.6	635
11.51 - 12.00	73	1,967,675	2.9	11.73	93.8	593
12.01 - 12.50	25	731,959	1.1	12.31	93.2	598
12.51 - 13.00	14	400,459	0.6	12.78	85.2	534
13.01 - 13.50	8	317,026	0.5	13.42	87.8	566
13.51 - 14.00	7	256,739	0.4	13.80	81.3	549
14.01 - 14.29	1	107,950	0.2	14.29	85.0	524
Total:	1,008	67,222,331	100.0	8.47	85.6	623

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	5	397,397	0.1	9.16	77.2	0
451 - 475	5	356,831	0.1	9.60	86.3	467
476 - 500	8	354,518	0.1	11.93	82.4	486
501 - 525	61	4,986,995	1.1	9.46	78.2	517
526 - 550	166	18,063,308	4.1	8.33	75.1	540
551 - 575	249	30,144,697	6.8	7.78	79.6	564
576 - 600	514	59,716,024	13.5	7.42	81.8	588
601 - 625	998	106,376,383	24.1	7.27	84.2	614
626 - 650	955	107,370,046	24.3	7.18	84.0	638
651 - 675	550	64,438,850	14.6	7.19	84.6	662
676 - 700	186	25,263,810	5.7	6.84	82.4	687
701 - 725	88	11,779,558	2.7	6.87	83.6	711
726 - 750	54	6,838,289	1.5	6.99	81.6	739
751 - 775	33	4,527,806	1.0	6.70	85.4	762
776 - 800	8	993,404	0.2	6.58	82.4	784
801 - 803	2	263,920	0.1	6.13	80.0	802
Total:	3,882	441,871,836	100.0	7.32	83.0	626

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance ($)	Loans	Balance	Balance	%	%	FICO
8,212.25 - 25,000.00	220	4,016,421	0.9	11.10	97.3	614
25,000.01 - 50,000.00	400	15,507,769	3.5	9.77	88.4	618
50,000.01 - 75,000.00	793	46,975,817	10.6	8.32	86.7	620
75,000.01 - 100,000.00	571	50,616,512	11.5	7.37	81.9	622
100,000.01 - 125,000.00	547	61,681,576	14.0	7.18	83.3	631
125,000.01 - 150,000.00	460	63,275,685	14.3	7.08	82.3	631
150,000.01 - 175,000.00	234	37,535,624	8.5	7.10	83.2	626
175,000.01 - 200,000.00	165	30,921,135	7.0	7.01	80.8	625
200,000.01 - 225,000.00	121	25,799,286	5.8	6.95	82.5	624
225,000.01 - 250,000.00	96	22,935,607	5.2	6.97	79.4	624
250,000.01 - 275,000.00	80	20,990,847	4.8	6.84	82.4	633
275,000.01 - 300,000.00	64	18,243,957	4.1	6.92	83.0	632
300,000.01 - 325,000.00	64	20,008,741	4.5	6.52	80.5	630
325,000.01 - 350,000.00	49	16,555,077	3.7	6.94	81.6	615
350,000.01 - 375,000.00	11	3,938,541	0.9	6.41	83.3	642
375,000.01 - 400,000.00	4	1,539,550	0.3	7.34	79.2	643
400,000.01 - 425,000.00	1	404,190	0.1	5.99	75.7	642
425,000.01 - 450,000.00	1	445,500	0.1	6.99	90.0	632
475,000.01 - 480,000.00	1	480,000	0.1	8.38	80.0	673
Total:	3,882	441,871,836	100.0	7.32	83.0	626

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
14.12 - 50.00	56	5,119,930	1.2	7.45	39.7	599
50.01 - 55.00	32	4,234,753	1.0	6.96	53.3	610
55.01 - 60.00	42	5,808,526	1.3	6.96	57.8	603
60.01 - 65.00	48	6,838,559	1.5	7.18	62.9	603
65.01 - 70.00	106	16,937,378	3.8	7.20	68.6	611
70.01 - 75.00	147	21,408,805	4.8	7.31	73.8	602
75.01 - 80.00	1,430	178,868,253	40.5	6.80	79.7	633
80.01 - 85.00	365	49,690,630	11.2	7.30	84.3	610
85.01 - 90.00	703	83,274,132	18.8	7.46	89.6	628
90.01 - 95.00	248	29,233,813	6.6	7.80	94.7	635
95.01 - 100.00	705	40,457,056	9.2	9.14	99.9	636
Total:	3,882	441,871,836	100.0	7.32	83.0	626

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	957	92,076,349	20.8	7.76	84.1	624
0.50	2	134,474	0.0	7.68	95.9	570
1.00	119	16,374,177	3.7	7.48	80.9	622
2.00	2,083	250,835,516	56.8	7.18	82.7	626
3.00	721	82,451,320	18.7	7.22	83.0	631
Total:	3,882	441,871,836	100.0	7.32	83.0	626

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	2,410	267,407,055	60.5	7.09	84.0	625
Reduced	733	68,339,611	15.5	7.97	83.2	631
No Income/ No Asset	27	3,268,732	0.7	9.08	71.2	629
Stated Income / Stated Assets	712	102,856,438	23.3	7.43	80.4	626
Total:	3,882	441,871,836	100.0	7.32	83.0	626

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	3,525	408,932,251	92.5	7.27	82.8	623
Second Home	24	4,788,128	1.1	7.78	88.1	670
Investor	333	28,151,456	6.4	7.96	85.2	663
Total:	3,882	441,871,836	100.0	7.32	83.0	626

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	252	56,929,900	12.9	6.66	78.0	627
Florida	468	55,226,294	12.5	7.50	82.7	631
Texas	299	22,647,582	5.1	8.00	83.8	621
Ohio	246	22,496,355	5.1	7.33	86.9	627
Arizona	173	21,129,795	4.8	6.94	83.0	636
Michigan	212	18,333,979	4.1	7.60	85.8	624
New Jersey	85	17,253,443	3.9	7.31	80.5	619
Virginia	120	16,838,843	3.8	7.07	81.4	622
North Carolina	179	15,287,666	3.5	7.60	84.4	615
Pennsylvania	159	14,768,255	3.3	7.75	85.5	617
Illinois	107	13,237,073	3.0	7.14	84.0	633
Washington	95	13,158,413	3.0	6.98	83.9	645
Maryland	83	12,821,864	2.9	6.97	81.4	609
Indiana	184	12,554,068	2.8	7.79	88.2	631
Nevada	65	12,253,120	2.8	6.95	79.0	638
Other	1,155	116,935,184	26.5	7.48	84.1	625
Total:	3,882	441,871,836	100.0	7.32	83.0	626

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	1,961	160,019,635	36.2	7.68	85.7	635
Refinance - Rate Term	298	39,878,262	9.0	6.85	83.0	635
Refinance - Cashout	1,623	241,973,938	54.8	7.16	81.2	619
Total:	3,882	441,871,836	100.0	7.32	83.0	626

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	2,594	341,066,444	77.2	7.10	82.5	626
Arm 3/27	243	27,646,678	6.3	7.27	82.8	630
Arm 5/25	35	5,709,215	1.3	6.90	80.7	654
Arm 6 Month	2	227,168	0.1	8.32	76.7	574
Fixed Rate - Balloon15 /30	327	11,770,198	2.7	10.88	96.4	621
Fixed Rate	681	55,452,133	12.5	7.96	83.2	624
Total:	3,882	441,871,836	100.0	7.32	83.0	626

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Lien Position	Loans	Balance	Balance	%	%	FICO
1st Lien	3,412	427,648,928	96.8	7.20	82.5	626
2nd Lien	470	14,222,908	3.2	10.95	98.6	631
Total:	3,882	441,871,836	100.0	7.32	83.0	626

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	3,235	359,916,262	81.5	7.34	83.2	624
Condo	186	20,769,202	4.7	7.03	81.4	646
2 Family	127	16,234,292	3.7	7.41	81.8	628
3-4 Family	36	6,719,846	1.5	7.58	82.4	646
Co-op	20	1,072,425	0.2	8.51	87.8	618
PUD	278	37,159,808	8.4	7.14	82.3	636
Total:	3,882	441,871,836	100.0	7.32	83.0	626

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	36	4,446,384	1.2	6.68	80.1	665
4.01 - 4.50	76	11,303,652	3.0	6.06	78.3	654
4.51 - 5.00	272	42,602,947	11.4	6.29	79.9	649
5.01 - 5.50	507	69,681,672	18.6	6.54	80.4	634
5.51 - 6.00	886	105,610,201	28.2	7.04	82.4	627
6.01 - 6.50	360	51,402,179	13.7	7.30	83.4	616
6.51 - 7.00	345	48,769,802	13.0	7.64	84.2	617
7.01 - 7.50	161	17,728,049	4.7	8.28	85.1	603
7.51 - 8.00	134	15,037,068	4.0	8.59	87.1	606
8.01 - 8.50	63	5,224,336	1.4	9.05	94.1	605
8.51 - 9.00	23	2,018,989	0.5	9.69	90.0	595
9.01 - 9.50	9	622,562	0.2	9.68	88.2	585
9.51 - 9.79	2	201,665	0.1	10.01	92.9	565
Total:	2,874	374,649,505	100.0	7.11	82.5	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1- 3	14	1,526,008	0.4	9.81	75.8	593
4 - 6	19	1,800,141	0.5	9.30	76.2	582
7 - 9	4	186,513	0.0	11.84	75.6	628
10 - 12	2	164,747	0.0	6.20	70.8	598
13 - 15	6	743,686	0.2	8.85	79.9	614
16 - 18	12	2,094,250	0.6	6.75	84.7	607
19 - 21	743	97,616,793	26.1	6.90	81.3	623
22 - 24	1,813	238,602,845	63.7	7.17	83.1	628
28 - 30	7	1,073,019	0.3	7.54	74.2	581
31 - 33	60	6,523,226	1.7	6.76	81.6	637
34 - 36	159	18,609,062	5.0	7.17	83.8	632
37 - 59	35	5,709,215	1.5	6.90	80.7	654
Total:	2,874	374,649,505	100.0	7.11	82.5	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Max Rate (%)	Loans	Balance	Balance	%	%	FICO
10.50 - 12.00	279	46,496,473	12.4	5.89	78.7	651
12.01 - 12.50	419	60,615,198	16.2	6.35	79.9	639
12.51 - 13.00	554	77,955,845	20.8	6.78	81.3	625
13.01 - 13.50	385	53,154,858	14.2	7.18	83.3	619
13.51 - 14.00	393	51,830,034	13.8	7.34	83.9	623
14.01 - 14.50	305	33,122,863	8.8	7.88	86.1	623
14.51 - 15.00	235	24,145,659	6.4	8.37	85.5	608
15.01 - 15.50	127	11,501,380	3.1	8.85	90.1	613
15.51 - 16.00	81	7,555,458	2.0	9.14	84.8	593
16.01 - 16.50	46	4,199,709	1.1	9.39	85.6	608
16.51 - 17.00	17	1,369,379	0.4	9.80	88.2	584
17.01 - 17.50	11	762,549	0.2	10.89	83.6	601
17.51 - 18.00	6	377,935	0.1	11.53	87.5	613
18.01 - 21.60	16	1,562,164	0.4	9.95	77.0	622
Total:	2,874	374,649,505	100.0	7.11	82.5	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Min Rate (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.50	37	5,935,681	1.6	5.92	75.9	665
4.51 - 5.50	229	31,331,497	8.4	6.24	79.7	641
5.51 - 6.00	266	40,479,893	10.8	6.23	79.9	642
6.01 - 6.50	469	65,612,963	17.5	6.49	81.1	637
6.51 - 7.00	629	90,641,003	24.2	6.87	81.9	624
7.01 - 7.50	388	52,883,433	14.1	7.38	83.3	618
7.51 - 8.00	295	35,221,097	9.4	7.86	84.5	618
8.01 - 8.50	189	21,219,032	5.7	8.31	88.7	620
8.51 - 9.00	161	15,244,182	4.1	8.78	85.6	595
9.01 - 9.50	113	9,343,417	2.5	9.29	89.5	612
9.51 - 10.00	60	4,201,339	1.1	9.68	88.4	599
10.01 - 10.50	14	870,755	0.2	10.20	89.7	585
10.51 - 11.00	3	161,872	0.0	10.55	90.0	635
11.01 - 11.50	7	495,264	0.1	11.30	81.7	620
11.51 - 12.00	5	337,521	0.1	11.76	83.9	596
12.01 - 12.50	3	195,387	0.1	12.33	80.0	550
12.51 - 13.70	6	475,170	0.1	13.03	68.1	547
Total:	2,874	374,649,505	100.0	7.11	82.5	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	2	227,168	0.1	8.32	76.7	574
1.50	99	17,863,424	4.8	7.02	80.2	620
2.00	294	21,573,159	5.8	7.75	87.4	637
3.00	2,475	334,306,113	89.2	7.08	82.3	626
5.00	3	532,090	0.1	7.39	82.2	670
6.00	1	147,552	0.0	5.95	80.0	630
Total:	2,874	374,649,505	100.0	7.11	82.5	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Periodic Rate Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	2,596	331,841,517	88.6	7.10	82.6	628
1.50	278	42,807,988	11.4	7.22	81.9	620
Total:	2,874	374,649,505	100.0	7.11	82.5	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	3,345	352,602,431	79.8	7.47	83.3	620
24	22	3,669,280	0.8	6.98	82.5	648
36	2	219,880	0.0	6.87	79.5	620
60	495	82,344,658	18.6	6.72	81.9	650
84	15	2,556,358	0.6	6.65	77.8	658
120	3	479,229	0.1	6.84	86.6	661
Total:	3,882	441,871,836	100.0	7.32	83.0	626

    *     Note, for second liens, CLTV is employed in this calculation.